UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: March 31

Date of reporting period: March 31, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

March 31, 2013

Annual Repor t

Western Asset

Intermediate-Term

Municipals

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Intermediate-Term Municipals Fund

Fund objective

The Fund seeks to provide as high a level of income exempt from regular federal income tax* as is consistent with prudent investing.

*	A portion of the income may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Fund name change

Prior to August 1, 2012, the Fund was known as Legg Mason Western Asset Intermediate-Term Municipals Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Intermediate-Term Municipals Fund for the twelve-month reporting period ended March 31, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 26, 2013

Western Asset Intermediate-Term Municipals Fund	III

Investment commentary

Economic review

The U.S. economy expanded over the twelve months ended March 31, 2013, but it did so in fits and starts. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was a tepid 1.3% in the second quarter of 2012. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, economic activity sharply moderated in the fourth quarter, with GDP expanding an anemic 0.4%. This was driven by a reversal of the above factors, as private inventory investment and federal government spending weakened. The reporting period then ended on a positive note, as the U.S. Department of Commerce’s initial estimate for first quarter 2013 GDP growth was 2.5%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 3.2% during the first quarter, versus a 1.8% increase during the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 8.2%. Unemployment then generally declined and was 7.8% in September 2012. The unemployment rate then fluctuated between 7.8% and 7.9% over the next four months. Unemployment then fell to 7.7% in February and 7.6% in March, the lowest level since December 2008. However, the decline in March was partially due to people leaving the workforce. In addition, the number of longer-term unemployed continues to be a headwind for the economy, as nearly 40% of the 11.7 million people without a job have been out of work for more than six months.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales slipped 0.6% on a seasonally adjusted basis in March 2013 versus the previous month, but were 10.3% higher than in March 2012. In addition, the NAR reported that the median existing-home price for all housing types was $184,300 in March 2013, up 11.8% from March 2012. This marked the thirteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose modestly in March to a 4.7 month supply at the current sales pace, it was 16.8% lower than in March 2012.

The manufacturing sector expanded during much of the reporting period, although it experienced several soft patches. Based on the Institute for Supply Management’s PMI (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, which represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract in July and August before ticking up to 51.5 in September and 51.7 in October. The PMI fell back to contraction territory with a reading of 49.5 in November, its lowest level since July 2009. However, manufacturing again expanded over the next four months, with the PMI at 51.3 in March 2013.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its June 2012 meeting, the Fed announced that it would continue its program of purchasing longer-term Treasury securities and selling an equal amount of

IV	Western Asset Intermediate-Term Municipals Fund

Investment commentary (cont’d)

shorter-term Treasury securities (often referred to as “Operation Twist”) until the end of 2012. In September, the Fed announced a third round of quantitative easing (“QE3”), which involves purchasing $40 billion each month of agency mortgage-backed securities (“MBS”) on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. Finally, at its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency MBS, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2% longer-run goal, and longer-term inflation expectations continue to be well anchored.” As expected, at its meeting in March 2013, the Fed said it would continue its asset purchase program. It also stated that “When the Committee decides to begin to remove policy accommodation, it will take a balanced approach consistent with its longer-run goals of maximum employment and inflation of 2%.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 26, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset Intermediate-Term Municipals Fund 2013 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with prudent investing.

We select portfolio holdings primarily by identifying undervalued sectors and individual securities, while also selecting securities that we believe will benefit from changes in market conditions. Under normal circumstances, the Fund invests at least 80% of its assets in “municipal securities,” which include debt obligations issued by any of the fifty states and certain other municipal issuers and their political subdivisions, agencies and public authorities, certain other government issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. The interest on municipal securities is exempt from regular federal income tax, but may be subject to the federal alternative minimum tax (“AMT”). These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

The Fund normally maintains an average effective maturity of between three and ten years. The Fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, securities we determine to be of comparable quality), but may invest up to 20% of its assets in below investment grade bonds. Instead of investing directly in particular securities, the Fund may use derivatives that are intended to provide economic exposure to a security, an issuer, an index or basket of securities, or a market — to the extent consistent with its 80% policy. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationi) and for other purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) overcame several periods of heightened risk aversion and generally outperformed equal-duration Treasuries over the twelve months ended March 31, 2013. Risk appetite waned during portions of the first two months of the period given concerns that the economy may be experiencing a soft patch and contagion fears from the European sovereign debt crisis. However, the spread sectors then generally rallied over much of the next seven months. Supporting the spread sectors were continued economic growth in the U.S. and overall robust investor demand as they looked to generate incremental yield in the low interest rate environment. Spread sector returns fluctuated over the last three months of the period as Treasury yields rose, global growth moderated and there were renewed concerns regarding the situation in Europe.

Despite moving higher during the second half of the reporting period, both short- and long-term Treasury yields declined during the twelve months ended March 31, 2013. Two-year Treasury yields fell from 0.33% at the beginning of the reporting period to 0.25% at the end of the period. They were as high as 0.36% on April 3, 2012 and as low as 0.22% in July and August 2012. Ten-year Treasury yields were 2.23% at the

2	Western Asset Intermediate-Term Municipals Fund 2013 Annual Report

Fund overview (cont’d)

beginning of the period and peaked at 2.30% on April 3, 2012. On July 25, 2012, ten-year Treasuries closed at an all-time low of 1.43%. Yields then moved higher from its trough due to additional Federal Reserve Board (“Fed”)ii actions to stimulate the economy and increased inflation expectations. When the reporting period ended on March 31, 2013, ten-year Treasury yields were 1.87%.

While there were periodic setbacks, the municipal bond market generated solid results during the reporting period. Demand was generally robust and the municipal market posted positive returns during nine of the twelve months covered by this report. Supporting the municipal market were increasing tax revenues, relatively low new issuance and extremely low defaults. In addition, while certain challenges remain, a number of states took actions to reduce spending and get their financial houses in order. All told, the Barclays Municipal Bond Indexiii returned 5.25% for the twelve months ended March 31, 2013. Over the same period, the overall taxable bond market, as measured by the Barclays U.S. Aggregate Indexiv, returned 3.78%.

Q. How did we respond to these changing market conditions?

A. There were no significant changes to the Fund during the reporting period, as we were comfortable with its sector, duration and yield curvev positioning.

The Fund employed the use of short U.S. Treasury futures during the reporting period to manage duration. This strategy modestly detracted from performance.

Performance review

For the twelve months ended March 31, 2013, Class A shares of Western Asset Intermediate-Term Municipals Fund, excluding sales charges, returned 5.52%. The Fund’s unmanaged benchmark, the Barclays 1-15 Year Municipal Bond Indexvi, returned 4.20% for the same period. The Lipper Intermediate Municipal Debt Funds Category Average1 returned 4.28% over the same time frame.

Certain investors may be subject to the AMT, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of March 31, 2013 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Intermediate-Term Municipals Fund:
Class A	1.38%	5.52%
Class C	1.09%	4.90%
Class I	1.47%	5.54%
Barclays 1-15 Year Municipal Bond Index	0.79%	4.20%
Lipper Intermediate Municipal Debt Funds Category Average[2]	0.80%	4.28%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended March 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 183 funds in the Fund’s Lipper category, and excluding sales charges.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended March 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 189 funds for the six-month period and among the 183 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Western Asset Intermediate-Term Municipals Fund 2013 Annual Report	3

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect compensating balance arrangements, fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended March 31, 2013 for Class A, Class C and Class I shares were 2.40%, 1.88% and 2.60%, respectively. Absent current fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class I shares would have been 2.35%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated August 1, 2012, the gross total annual operating expense ratios for Class A, Class C and Class I shares were 0.72%, 1.32% and 0.61%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 0.60% for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributors to the Fund’s relative performance during the reporting period were its overall yield curve and duration positioning. From a yield curve perspective, the Fund maintained overweights to the 15 and 20 year portions of the municipal yield curve. This positively impacted results as longer-term securities outperformed shorter-term securities. The Fund’s duration was longer than that of its benchmark, which was beneficial as rates moved lower during the period.

Sector positioning, overall, enhanced the Fund’s results during the reporting period. In particular, an overweight to the strong performing Industrial Revenue sector and an underweight to the relatively weak Pre-refundedvii sector were additive for performance.

Also contributing to the Fund’s results was its overweight to lower rated investment grade municipal bonds. More specifically, overweights to A-rated and BBB-rated securities were beneficial as they outperformed their higher-rated counterparts during the period. Underweights to AA-rated and AAA-rated securities were also rewarded as they lagged the benchmark.

Q. What were the leading detractors from performance?

A. The largest detractor from relative performance during the reporting period was the Fund’s overweight to securities with maturities of one year and less, given their underperformance versus intermediate- and longer-term municipal securities.

The Fund’s short U.S. Treasury futures position was also a small detractor from

4	Western Asset Intermediate-Term Municipals Fund 2013 Annual Report

Fund overview (cont’d)

results as Treasury yields declined during the period given several flights to quality.

Thank you for your investment in Western Asset Intermediate-Term Municipals Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

April 16, 2013

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. Lower-rated, higher yielding bonds are subject to greater credit risk, including the risk of default, than higher-rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii	The Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

iv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vi	The Barclays 1-15 Year Municipal Bond Index is a market value weighted index of investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one to fifteen years.

vii

A pre-refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasuries or agencies, which has been structured to pay principal and interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond).

Western Asset Intermediate-Term Municipals Fund 2013 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of March 31, 2013 and March 31, 2012. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%

6	Western Asset Intermediate-Term Municipals Fund 2013 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2012 and held for the six months ended March 31, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	1.38%	$1,000.00	$1,013.80	0.73%	$3.67	Class A	5.00%	$1,000.00	$1,021.29	0.73%	$3.68
Class C	1.09	1,000.00	1,010.90	1.32	6.62	Class C	5.00	1,000.00	1,018.35	1.32	6.64
Class I	1.47	1,000.00	1,014.70	0.57	2.86	Class I	5.00	1,000.00	1,022.09	0.57	2.87

[1]	For the six months ended March 31, 2013.

[2]

Assumes the reinvestment of all distribution at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

Western Asset Intermediate-Term Municipals Fund 2013 Annual Report	7

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class I
Twelve Months Ended 3/31/13	5.52%	4.90%	5.54%
Five Years Ended 3/31/13	5.48	4.88	5.65
Ten Years Ended 3/31/13	4.46	3.83	N/A
Inception* through 3/31/13	5.44	4.06	5.42

With sales charges[2]	Class A	Class C	Class I
Twelve Months Ended 3/31/13	3.19%	4.90%	5.54%
Five Years Ended 3/31/13	4.99	4.88	5.65
Ten Years Ended 3/31/13	4.23	3.83	N/A
Inception* through 3/31/13	5.34	4.06	5.42

Cumulative total returns
Without sales charges[1]
Class A (3/31/03 through 3/31/13)	54.77%
Class C (3/31/03 through 3/31/13)	45.61
Class I (Inception date of 9/28/07 through 3/31/13)	33.76

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%.

*	Inception dates for Class A, C and I shares are November 28, 1988, December 19, 2001 and September 28, 2007, respectively.

8	Western Asset Intermediate-Term Municipals Fund 2013 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested

Class A and C Shares of Western Asset Intermediate-Term Municipals Fund vs. Barclays 1-15 Year Municipal Bond Index and Lipper Intermediate Municipal Debt Funds Category Average† — March 2003 - March 2013

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A and C shares of Western Asset Intermediate-Term Municipals Fund on March 31, 2003, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2013. The hypothetical illustration also assumes a $10,000 investment in the Barclays 1-15 Year Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Category Average. The Barclays 1-15 Year Municipal Bond Index is a market value weighted index of investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one to fifteen years. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Intermediate Municipal Debt Funds Category Average is comprised of the Fund’s peer group of mutual funds. The performance of the Fund’s other classes may be greater or less than the Class A and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Western Asset Intermediate-Term Municipals Fund 2013 Annual Report	9

Spread duration (unaudited)

Economic exposure — March 31, 2013

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays 1-15 Year Municipal Bond Index
WA Intermediate-Term	— Western Asset Intermediate-Term Municipals Fund

10	Western Asset Intermediate-Term Municipals Fund 2013 Annual Report

Effective duration (unaudited)

Interest rate exposure — March 31, 2013

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays 1-15 Year Municipal Bond Index
WA Intermediate-Term	— Western Asset Intermediate-Term Municipals Fund

Western Asset Intermediate-Term Municipals Fund 2013 Annual Report	11

Schedule of investments

March 31, 2013

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 94.1%
Alabama — 0.1%
Clarke & Mobile County, AL, Gas District, Gas Revenue, AMBAC	5.250%	1/1/24	$1,935,000	$2,137,169	(a)
Arizona — 1.1%
Phoenix, AZ, Civic Improvement Corp. Airport Revenue	5.000%	7/1/28	10,000,000	11,404,900
Salt Verde, AZ, Financial Corp. Senior Gas Revenue	5.250%	12/1/26	18,240,000	21,507,514
Total Arizona				32,912,414
California — 12.2%
ABAG Finance Authority for Nonprofit Corp., Insured Senior Living Revenue, Odd Fellows Home of California	5.000%	4/1/32	3,250,000	3,557,645
Bay Area, CA, Toll Authority, Toll Bridge Revenue:
San Francisco Bay Area	0.820%	10/1/19	10,000,000	10,011,400	(b)(c)
San Francisco Bay Area	1.220%	4/1/24	10,000,000	10,018,000	(b)(c)
California Health Facilities Financing Authority Revenue, Stanford Hospital	5.000%	11/15/25	27,465,000	31,807,216
California State Economic Recovery, GO	5.000%	7/1/20	35,000,000	42,321,650	(d)
California State PCFA, Water Furnishing Revenue	5.000%	7/1/27	18,190,000	19,222,828	(e)
California State PCFA, Water Furnishing Revenue	5.000%	7/1/27	3,665,000	3,950,357
California State Public Works Board, Lease Revenue:
Department of Corrections	5.250%	9/1/16	4,245,000	4,259,263
Various Capital Projects	5.250%	10/1/25	4,000,000	4,723,040
Various Capital Projects	5.250%	10/1/26	4,385,000	5,116,418
Various Capital Projects	5.000%	10/1/27	5,180,000	5,803,258
Various Capital Projects	5.000%	10/1/28	3,000,000	3,337,530
California Statewide CDA Revenue, John Muir Health	5.000%	7/1/29	6,660,000	7,134,592
Long Beach, CA, Airport Senior Revenue	5.000%	6/1/30	7,735,000	8,448,631
Long Beach, CA, Bond Finance Authority, Lease Revenue	5.000%	8/1/24	1,000,000	1,171,400
Long Beach, CA, Bond Finance Authority, Lease Revenue	5.000%	8/1/25	1,245,000	1,441,847
Long Beach, CA, Bond Finance Authority, Lease Revenue	5.000%	8/1/28	2,540,000	2,855,925
Long Beach, CA, Bond Finance Authority, Lease Revenue	5.000%	8/1/29	1,775,000	1,983,758
Long Beach, CA, Bond Finance Authority, Lease Revenue	5.000%	8/1/30	1,960,000	2,180,618
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Revenue	5.250%	11/15/23	3,975,000	4,648,802

See Notes to Financial Statements.

12	Western Asset Intermediate-Term Municipals Fund 2013 Annual Report

Schedule of investments (cont’d)

March 31, 2013

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Revenue	5.000%	11/15/24	$17,830,000	$20,419,273
Los Angeles County, CA, Public Works Financing Authority, Lease Revenue:
Multiple Capital Projects II	5.000%	8/1/20	780,000	940,508
Multiple Capital Projects II	5.000%	8/1/23	1,500,000	1,797,810
Multiple Capital Projects II	5.000%	8/1/24	1,500,000	1,784,115
Multiple Capital Projects II	5.000%	8/1/26	1,500,000	1,745,100
Multiple Capital Projects II	5.000%	8/1/27	2,000,000	2,307,440
Multiple Capital Projects II	5.000%	8/1/28	2,295,000	2,633,742
Los Angeles, CA, Convention & Exhibition Center Authority, Lease Revenue	5.125%	8/15/22	8,000,000	8,975,680
Los Angeles, CA, COP, Hollywood Presbyterian Medical Center, INDLC	9.625%	7/1/13	60,000	61,360	(f)
Los Angeles, CA, Department of Water & Power Waterworks Revenue	5.000%	7/1/25	7,000,000	8,494,150
Modesto, CA, Irrigation District Financing Authority, Electric System Revenue	5.000%	10/1/27	10,000,000	11,226,400
Northern, CA, Power Agency Revenue	5.000%	7/1/21	1,575,000	1,801,280
Northern, CA, Power Agency Revenue:
Lodi Energy Center	5.000%	6/1/19	2,000,000	2,378,020
Lodi Energy Center	5.000%	6/1/20	2,000,000	2,369,100
Lodi Energy Center	5.000%	6/1/25	15,805,000	17,806,071
Palomar, CA, Pomerado Health Care District, COP	6.625%	11/1/29	10,000,000	11,448,700
Sacramento, CA, Cogeneration Authority Project Revenue:
Procter & Gamble Project	5.000%	7/1/18	800,000	924,080
Procter & Gamble Project	5.000%	7/1/19	900,000	1,045,683
Procter & Gamble Project	5.250%	7/1/20	1,250,000	1,480,987
Procter & Gamble Project	5.250%	7/1/21	1,000,000	1,186,490
San Bernardino County, CA, COP:
Arrowhead Project	5.500%	8/1/21	11,855,000	13,803,488
Arrowhead Project	5.000%	8/1/22	8,755,000	9,799,822
Arrowhead Project	5.125%	8/1/24	10,000,000	10,962,300
San Francisco, CA, City & County Airports Commission, International Airport Revenue	4.900%	5/1/29	50,000,000	56,846,000
Southern California Public Power Authority, Natural Gas Project Revenue, Project Number 1	5.250%	11/1/26	2,000,000	2,323,820
Southern California Public Power Authority Revenue, Windy Point Flats Project-1	5.000%	7/1/25	7,250,000	8,682,817
Total California				377,238,414

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2013 Annual Report	13

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Colorado — 2.3%
Colorado Health Facilities Authority Revenue:
Sisters of Charity Leavenworth Health System Inc.	5.250%	1/1/25	$12,735,000	$14,530,635
Sisters of Charity Leavenworth Health System Inc.	5.000%	1/1/30	13,500,000	14,782,905
E-470 Public Highway Authority Revenue, CO	5.250%	9/1/25	7,105,000	7,929,891
E-470 Public Highway Authority Revenue, CO	5.375%	9/1/26	3,000,000	3,356,010
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.125%	11/15/23	8,210,000	9,888,370
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.250%	11/15/28	8,000,000	10,085,920
Regional Transportation District, CO, COP	5.000%	6/1/25	10,000,000	11,245,500
Total Colorado				71,819,231
Connecticut — 1.0%
Connecticut State, Development Authority PCR, Connecticut Light & Power Co. Project	4.375%	9/1/28	15,000,000	16,129,950
Connecticut State, GO	0.770%	9/15/17	7,000,000	7,056,770	(b)(c)
Connecticut State, GO	0.890%	9/15/18	3,000,000	3,047,280	(b)
Connecticut State, GO	1.040%	9/15/19	4,000,000	4,078,160	(b)
Total Connecticut				30,312,160
District of Columbia — 0.4%
District of Columbia University Revenue, Georgetown University	5.000%	4/1/21	10,000,000	11,651,700	(b)(c)
Florida — 9.3%
Broward County, FL, Airport System Revenue	5.000%	10/1/24	3,000,000	3,349,800
Broward County, FL, Airport System Revenue	5.375%	10/1/29	12,000,000	13,632,480
Citizens Property Insurance Corp., FL	5.000%	6/1/16	25,000,000	28,078,750
Citizens Property Insurance Corp., FL	5.375%	6/1/16	20,000,000	22,695,600
Citizens Property Insurance Corp., FL	5.250%	6/1/17	5,000,000	5,819,450
Cityplace, FL, Community Development District, Special Assessment Revenue	5.000%	5/1/22	1,860,000	2,131,541
Florida Municipal Loan Council Revenue:
NATL	5.250%	11/1/13	210,000	210,693
NATL	5.250%	11/1/16	360,000	360,511
Jacksonville Beach, FL, Utility Revenue	7.900%	10/1/14	680,000	728,294	(f)
Jacksonville, FL, Sales Tax Revenue:
Better Jacksonville	5.000%	10/1/24	9,155,000	10,840,802
Better Jacksonville	5.000%	10/1/25	4,750,000	5,589,943
Jacksonville, FL, Special Revenue	5.000%	10/1/24	1,000,000	1,196,120
Jacksonville, FL, Special Revenue	5.000%	10/1/26	3,500,000	4,109,385
Jacksonville, FL, Special Revenue	5.000%	10/1/29	4,000,000	4,606,720

See Notes to Financial Statements.

14	Western Asset Intermediate-Term Municipals Fund 2013 Annual Report

Schedule of investments (cont’d)

March 31, 2013

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Jacksonville, FL, Special Revenue	5.000%	10/1/31	$2,000,000	$2,283,960
Jacksonville, FL, Transit Revenue	5.000%	10/1/25	7,000,000	8,321,110
Killarney Community Development District Special Assessment Revenue	5.125%	5/1/09	440,000	198,000	(g)
Lee County, FL, Airport Revenue:
Assured Guaranty	5.000%	10/1/21	12,245,000	14,062,770	(e)
Assured Guaranty	5.000%	10/1/22	8,000,000	9,127,280	(e)
Miami-Dade County, FL, Aviation Revenue	5.000%	10/1/27	12,000,000	13,453,680	(e)
Miami-Dade County, FL, Aviation Revenue	5.000%	10/1/28	20,000,000	22,320,000	(e)
Miami-Dade County, FL, Aviation Revenue:
Miami International Airport	5.500%	10/1/27	3,000,000	3,421,320	(e)
Miami International Airport	5.000%	10/1/29	5,000,000	5,691,900
Miami-Dade County, FL, Expressway Authority Toll System Revenue, Assured Guaranty	3.000%	7/1/16	1,205,000	1,282,927
Miami-Dade County, FL, School Board, COP	5.000%	2/1/24	8,000,000	9,176,240
Orange County, FL, Health Facilities Authority Revenue:
Orlando Health Inc.	5.250%	10/1/21	6,935,000	8,126,156
Orlando Health Inc.	5.250%	10/1/22	7,095,000	8,276,460
Orlando Health Inc.	5.125%	10/1/26	4,050,000	4,597,884
Orange County, FL, Tourist Development Tax Revenue	5.000%	10/1/23	40,750,000	47,760,630
Orange County, FL, Tourist Development Tax Revenue	5.000%	10/1/24	10,000,000	11,709,300
Palm Beach County, FL, Solid Waste Authority Revenue	5.000%	10/1/24	3,500,000	4,178,825
Palm Beach County, FL, Solid Waste Authority Revenue	5.000%	10/1/25	3,350,000	3,970,420
Palm Beach County, FL, Solid Waste Authority Revenue	5.000%	10/1/27	1,155,000	1,352,008
South Broward, FL, Hospital District Revenue	5.000%	5/1/28	5,920,000	6,415,622
Sterling Hill, FL, Community Development District	5.500%	11/1/10	610,000	366,000	(g)
Total Florida				289,442,581
Georgia — 2.3%
Atlanta & Fulton County, GA, Recreational Authority Revenue:
Zoo	5.000%	12/1/19	1,770,000	2,088,087
Zoo	5.000%	12/1/20	1,860,000	2,179,436
Atlanta, GA, Water & Wastewater Revenue	6.000%	11/1/23	5,465,000	6,871,145
Atlanta, GA, Water & Wastewater Revenue	6.000%	11/1/24	15,885,000	19,893,897

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2013 Annual Report	15

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Georgia — continued
Burke County, GA, Development Authority, PCR, Oglethorpe Power Corp.	7.000%	1/1/23	$5,000,000	$5,938,850
De Kalb County, GA, Water & Sewer Revenue	5.250%	10/1/23	1,500,000	1,844,865
De Kalb County, GA, Water & Sewer Revenue	5.250%	10/1/24	1,430,000	1,742,727
De Kalb County, GA, Water & Sewer Revenue	5.250%	10/1/25	1,250,000	1,510,550
De Kalb County, GA, Water & Sewer Revenue	5.250%	10/1/26	2,500,000	2,995,700
DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project	6.000%	7/1/29	6,000,000	6,988,020
Georgia State Higher EFA Revenue, USG Real Estate Foundation II LLC Project	5.375%	6/15/29	3,000,000	3,284,640
Main Street Natural Gas Inc., GA, Gas Project Revenue	5.000%	3/15/18	5,000,000	5,625,650
Main Street Natural Gas Inc., GA, Gas Project Revenue	5.000%	3/15/21	7,110,000	8,082,150
Main Street Natural Gas Inc., GA, Gas Revenue	5.250%	9/15/19	1,500,000	1,738,485
Milledgeville & Baldwin County, GA, Development Authority Revenue, Georgia College & State University Foundation	5.500%	9/1/24	1,000,000	1,083,420	(a)
Savannah, GA, Downtown Authority Revenue, Refunding, Chatham County Projects, NATL	5.000%	1/1/19	660,000	734,138
Total Georgia				72,601,760
Hawaii — 0.0%
Hawaii State, GO, Unrefunded Balance, NATL	5.000%	5/1/16	615,000	645,184
Illinois — 2.7%
Chicago, IL, GO	5.375%	1/1/16	120,000	120,418
Chicago, IL, O’Hare International Airport Revenue	5.250%	1/1/19	5,625,000	6,679,406	(e)
Chicago, IL, O’Hare International Airport Revenue	5.000%	1/1/21	3,000,000	3,604,500
Chicago, IL, O’Hare International Airport Revenue	5.000%	1/1/22	4,000,000	4,644,960
Cook County, IL, GO	5.250%	11/15/22	10,000,000	11,858,100
Cook County, IL, GO	5.250%	11/15/23	9,980,000	11,751,250
Glendale Heights, IL, Hospital Revenue, Refunding Glendale Heights Project	7.100%	12/1/15	1,935,000	2,141,155	(f)
Illinois Finance Authority Revenue:
AGM	5.250%	1/1/22	2,000,000	2,206,680
Edward Hospital, AMBAC	6.000%	2/1/28	1,000,000	1,133,850
Memorial Health System	5.250%	4/1/29	11,000,000	12,051,490
Rush University Medical Center	6.375%	11/1/29	3,000,000	3,569,640
Illinois Finance Authority, National Rural Utilities Cooperative Finance Corp., Gtd. Solid Waste Disposal Revenue, Prairie Power Inc.	3.000%	5/6/14	3,000,000	3,060,360	(b)(c)

See Notes to Financial Statements.

16	Western Asset Intermediate-Term Municipals Fund 2013 Annual Report

Schedule of investments (cont’d)

March 31, 2013

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
Illinois State Unemployment Insurance Fund, Building Receipts Revenue	5.000%	6/15/18	$5,000,000	$5,779,900
Illinois State Unemployment Insurance Fund, Building Receipts Revenue	5.000%	12/15/18	4,000,000	4,540,560
Illinois State Unemployment Insurance Fund, Building Receipts Revenue	5.000%	6/15/19	4,000,000	4,386,840
Illinois State Unemployment Insurance Fund, Building Receipts Revenue	5.000%	12/15/19	1,500,000	1,645,065
Metropolitan Pier & Exposition Authority, IL, Revenue, McCormick Place Project	5.000%	12/15/22	5,000,000	6,143,150
Total Illinois				85,317,324
Indiana — 2.8%
Indiana Finance Authority Midwestern Disaster Relief Revenue, Ohio Valley Electric Corp. Project	5.000%	6/1/32	7,500,000	8,088,075
Indiana Municipal Power Agency, Power Supply Systems Revenue	5.375%	1/1/25	4,000,000	4,719,520
Indiana Municipal Power Agency, Power Supply Systems Revenue	5.500%	1/1/26	5,480,000	6,473,360
Indiana Municipal Power Agency, Power Supply Systems Revenue	5.500%	1/1/27	3,460,000	4,052,490
Indiana State Finance Authority Revenue, Trinity Health Credit Group	5.000%	12/1/28	5,000,000	5,650,500
Indiana State Finance Authority, Environmental Revenue, U.S. Steel Corp.	6.000%	12/1/19	12,000,000	13,025,280
Indiana State Toll Road Commission, Toll Road Revenue	9.000%	1/1/15	1,820,000	2,009,043	(f)
Indianapolis, IN, Thermal Energy System, Multi-Mode	5.000%	10/1/23	19,625,000	22,574,834	(b)
Jasper County, IN, PCR:
Northern Indiana Public Service, AMBAC	5.700%	7/1/17	5,000,000	5,631,700
Northern Indiana Public Service, NATL	5.850%	4/1/19	3,000,000	3,478,380
Lawrence Township, IN, Metropolitan School District, First Mortgage, IBC, NATL	6.750%	7/5/13	260,000	264,163
North Manchester, IN, Industrial Revenue, Peabody Retirement Community Project	7.125%	7/1/22	2,000,000	560,000	(h)
Whiting, IN, Environmental Facilities Revenue, BP Products North America Inc.	5.250%	1/1/21	8,000,000	9,862,960
Total Indiana				86,390,305
Iowa — 0.8%
Iowa Finance Authority Health Care Facilities Revenue:
Genesis Health Systems	5.000%	7/1/18	2,775,000	3,209,898
Genesis Health Systems	5.000%	7/1/19	4,075,000	4,739,755

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2013 Annual Report	17

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Iowa — continued
Genesis Health Systems	5.000%	7/1/20	$2,500,000	$2,902,725
Genesis Health Systems	5.000%	7/1/21	4,170,000	4,747,086
Iowa Finance Authority Health Facilities Revenue:
Central Iowa Health System, Assured Guaranty	5.000%	2/15/17	1,600,000	1,814,736
Central Iowa Health System, Assured Guaranty	5.000%	2/15/18	1,350,000	1,559,263
Central Iowa Health System, Assured Guaranty	5.000%	2/15/19	1,000,000	1,174,950
Iowa Health System, Assured Guaranty	5.000%	8/15/17	1,000,000	1,151,040
Iowa Health System, Assured Guaranty	5.000%	8/15/18	1,350,000	1,579,824
Iowa Health System, Assured Guaranty	5.000%	8/15/19	1,150,000	1,367,362
Total Iowa				24,246,639
Kansas — 0.3%
Burlington, KS, Environmental Improvement Revenue, Kansas City Power & Light	5.250%	12/1/23	5,000,000	5,000,000	(b)(c)
Kansas State Development Finance Authority Revenue, Sisters Leavenworth	5.250%	1/1/25	3,000,000	3,444,750
Total Kansas				8,444,750
Kentucky — 0.6%
Kentucky Economic Development Finance Authority, Hospital Facilities Revenue:
Owensboro Medical Health System Inc.	5.250%	6/1/23	1,835,000	2,092,873
Owensboro Medical Health System Inc.	6.000%	6/1/30	14,570,000	17,009,455
Total Kentucky				19,102,328
Louisiana — 0.6%
East Baton Rouge, LA, Parish Park & Recreation District, GO, AGM	5.000%	5/1/20	500,000	548,090	(a)
Louisiana State Citizens Property Insurance Corp., Assessment Revenue	5.625%	6/1/21	1,830,000	2,161,578
Louisiana State Citizens Property Insurance Corp., Assessment Revenue	5.875%	6/1/23	4,435,000	5,285,588
Louisiana State University & Agricultural & Mechanical College Board, Refunding, Auxiliary, AGM	5.250%	7/1/13	1,000,000	1,011,130
St. Charles Parish, LA, Gulf Zone Opportunity Zone Revenue, Valero Refining-New Orleans LLC	4.000%	6/1/22	10,000,000	10,988,900	(b)(c)
Total Louisiana				19,995,286
Maryland — 0.8%
Anne Arundel County, MD, GO, Consolidated Solid Waste Projects	5.300%	2/1/17	450,000	451,264	(e)
Maryland State EDC, EDR:
Term Project	5.375%	6/1/25	5,055,000	5,781,252
Transportation Facilities Project	5.125%	6/1/20	5,000,000	5,662,700

See Notes to Financial Statements.

18	Western Asset Intermediate-Term Municipals Fund 2013 Annual Report

Schedule of investments (cont’d)

March 31, 2013

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Maryland — continued
Transportation Facilities Project	5.375%	6/1/25	$7,500,000	$8,577,525
Maryland State Health & Higher EFA Revenue:
Refunding, Medstar Health	5.750%	8/15/14	500,000	536,850
Washington County Hospital	6.000%	1/1/28	4,000,000	4,418,680
Total Maryland				25,428,271
Massachusetts — 1.2%
Massachusetts State HEFA Revenue:
Cape Cod Healthcare Obligation Inc., AGM	6.000%	11/15/28	1,500,000	1,712,115
Caregroup Inc.	5.375%	7/1/23	3,500,000	4,011,945
Caregroup Inc.	5.375%	7/1/24	5,500,000	6,281,165
Caregroup Inc.	5.375%	7/1/25	3,570,000	4,115,032
UMass Memorial Health Care Inc.	5.000%	7/1/20	2,500,000	2,872,400
UMass Memorial Medical Center Inc.	5.000%	7/1/19	1,500,000	1,712,715
Massachusetts State Port Authority Revenue	13.000%	7/1/13	280,000	288,708	(f)
Massachusetts State Port Authority Revenue	5.000%	7/1/29	7,000,000	8,153,390
Massachusetts State, GO, Consolidated Loan	0.550%	1/1/18	8,500,000	8,514,025	(b)
Total Massachusetts				37,661,495
Michigan — 6.5%
Allen Academy COP	7.000%	6/1/15	510,000	525,728	(a)
Detroit, MI, GO:
District State Aid	5.250%	11/1/24	5,000,000	5,688,350
District State Aid	5.000%	11/1/30	21,500,000	23,228,385
Detroit, MI, Water Supply System Revenue:
NATL	5.000%	7/1/26	1,000,000	1,005,400
Senior Lien	5.000%	7/1/21	4,215,000	4,648,302
Senior Lien	5.250%	7/1/22	4,195,000	4,697,435
Senior Lien	5.250%	7/1/23	12,120,000	13,461,926
Senior Lien	5.250%	7/1/24	4,140,000	4,576,646
Senior Lien	5.250%	7/1/25	4,085,000	4,476,425
Senior Lien	5.250%	7/1/26	10,635,000	11,583,536
Michigan Finance Authority, Trinity Health Corp.	5.000%	12/1/27	4,500,000	5,144,850
Michigan Finance Authority Revenue, Detroit School District	5.500%	6/1/21	15,000,000	17,911,800
Michigan State Building Authority Revenue:
Facilities Program, AGM	5.000%	10/15/26	5,000,000	5,775,200
Facilities Program, NATL	5.000%	10/15/29	7,250,000	7,388,548
Michigan State Hospital Finance Authority Revenue:
McLaren Health Care Corp.	5.625%	5/15/28	23,690,000	26,534,932

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2013 Annual Report	19

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Michigan — continued
Refunding, Hospital, Sparrow Obligated	5.000%	11/15/19	$1,000,000	$1,124,130
Michigan State Housing Development Authority, Rental Housing Revenue	5.125%	10/1/22	3,055,000	3,055,000
Michigan State Strategic Fund Ltd. Obligation Revenue, Detroit Edison	5.500%	8/1/16	5,000,000	5,709,800	(b)(c)
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital	8.000%	9/1/29	2,000,000	2,462,240
Wayne County, MI, Airport Authority Revenue:
Detroit Metropolitan Airport	5.000%	12/1/16	7,865,000	8,914,112	(e)
Detroit Metropolitan Airport	5.000%	12/1/17	21,250,000	24,544,388	(e)
Detroit Metropolitan Airport	5.000%	12/1/18	17,000,000	19,865,180	(e)
Total Michigan				202,322,313
Minnesota — 0.9%
Minnesota Agricultural & Economic Development Board Revenue, Essentia Healthcare, AGM	5.000%	2/15/30	5,725,000	6,277,863
St. Cloud, MN, Health Care Revenue, Centracare Health System	5.000%	5/1/25	10,000,000	10,523,700
St. Paul, MN, Housing & Redevelopment Authority Health Care Revenue, Allina Health System	5.250%	11/15/28	9,600,000	10,899,552
Total Minnesota				27,701,115
Missouri — 0.8%
Boone County, MO, Hospital Revenue, Boone Hospital Center	5.750%	8/1/28	9,080,000	10,567,758
Missouri Joint Municipal Electric Utility Commission Power Project Revenue, Iatan Second Project	5.250%	1/1/19	4,485,000	5,253,550
Missouri State Environmental Improvement & Energy Resource Authority, Water Pollution State Revolving Funds Programs	5.250%	1/1/16	1,500,000	1,504,785
Missouri State Health & EFA Revenue, St. Lukes Episcopal	5.000%	12/1/20	5,070,000	5,549,723
Missouri State Housing Development Community, MFH Revenue	5.500%	12/1/15	680,000	680,673
Total Missouri				23,556,489
Nevada — 0.6%
Humboldt County, NV, PCR, Idaho Power Co. Project	5.150%	12/1/24	13,000,000	14,444,170
Reno, NV, Hospital Revenue:
Renown Regional Medical Center Project	5.000%	6/1/15	1,000,000	1,081,930
Renown Regional Medical Center Project	5.000%	6/1/16	1,000,000	1,104,050
Renown Regional Medical Center Project	5.000%	6/1/17	2,190,000	2,462,195
Total Nevada				19,092,345

See Notes to Financial Statements.

20	Western Asset Intermediate-Term Municipals Fund 2013 Annual Report

Schedule of investments (cont’d)

March 31, 2013

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
New Jersey — 5.3%
New Jersey EDA Revenue, School Facilities Construction	5.500%	12/15/29	$10,000,000	$11,588,200
New Jersey EDA, Water Facilities Revenue:
New Jersey American Water Co.	4.450%	6/1/23	3,500,000	3,942,400
New Jersey American Water Co.	5.100%	6/1/23	6,075,000	6,971,488	(e)
New Jersey American Water Co.	4.700%	12/1/25	8,000,000	8,463,360	(e)
New Jersey Health Care Facilities Financing Authority Revenue:
Atlanticare Regional Medical Center	5.000%	7/1/15	1,840,000	1,986,243
Atlanticare Regional Medical Center	5.000%	7/1/16	1,350,000	1,490,009
New Jersey State EDA Revenue	5.000%	6/15/20	5,000,000	5,883,650
New Jersey State EDA Revenue	5.000%	6/15/23	2,500,000	2,903,625
New Jersey State EDA Revenue:
Continental Airlines Inc. Project	4.875%	9/15/19	18,000,000	18,454,860	(e)
School Facilities Construction	1.720%	3/1/28	20,000,000	20,011,000	(b)
School Facilities Construction	5.000%	3/1/29	15,000,000	17,031,600
New Jersey State EFA Revenue, University of Medicine & Dentistry	7.125%	12/1/23	3,000,000	3,781,710
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.375%	6/1/24	20,000,000	22,236,800
New Jersey State Higher Education Assistance Authority, Student Loan Revenue, AGC	5.875%	6/1/21	6,950,000	7,873,586	(e)
New Jersey State Housing & Mortgage Finance Agency, Multi-Family Revenue	5.250%	5/1/23	5,565,000	5,982,152
New Jersey State Transportation Trust Fund Authority	5.250%	6/15/24	7,000,000	8,396,010
New Jersey State Transportation Trust Fund Authority	5.500%	6/15/31	12,000,000	14,080,200
New Jersey State Turnpike Authority Revenue	6.000%	1/1/14	20,000	20,856	(f)
Passaic Valley, NJ, Sewage Commissioners Sewer System, AMBAC	5.625%	12/1/17	3,095,000	3,105,863
Ringwood Boro, NJ, Sewage Authority	9.875%	1/1/14	20,000	21,424	(f)
Total New Jersey				164,225,036
New Mexico — 1.1%
Bernalillo County, NM, Gross Receipts Tax Revenue, AMBAC	5.250%	10/1/21	1,100,000	1,375,088
Farmington, NM, PCR, Arizona Public Service Co.	4.700%	9/1/24	27,000,000	30,323,430
New Mexico Finance Authority Revenue, Subordinated Lien, Public Project Revolving Fund, NATL	5.000%	6/15/20	1,490,000	1,670,692
Total New Mexico				33,369,210

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2013 Annual Report	21

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
New York — 5.8%
Brooklyn Arena, NY, Local Development Corp., Barclays Center Project	6.000%	7/15/30	$33,640,000	$40,246,896
MTA, NY, Revenue	5.250%	11/15/22	6,000,000	7,192,920
MTA, NY, Revenue	5.000%	11/15/23	2,000,000	2,366,660
MTA, NY, Revenue	5.000%	11/15/24	6,600,000	7,737,708
MTA, NY, Revenue	5.250%	11/15/24	22,995,000	27,285,177
MTA, NY, Revenue	5.000%	11/15/25	5,000,000	5,811,900
MTA, NY, Revenue	5.000%	11/15/27	6,290,000	7,192,552
MTA, NY, Revenue	5.000%	11/15/28	9,000,000	10,254,870
MTA, NY, Revenue	5.000%	11/15/29	7,000,000	7,947,730
Nassau County, NY, IDA, Continuing Care Retirement, Amsterdam at Harborside	5.875%	1/1/18	1,840,000	1,337,515
New York City, NY, Industrial Development Agency Revenue, Queens Baseball Stadium, Pilot, AMBAC	5.000%	1/1/19	1,500,000	1,594,500
New York State Dormitory Authority Revenue:
FHA, New York and Presbyterian Hospital, AGM	5.250%	8/15/24	5,325,000	5,688,005	(a)
Mental Health Services Facilities	5.000%	2/15/18	5,000,000	5,403,850
Municipal Health Facility	5.000%	1/15/25	9,150,000	10,369,146
Non-State Supported Debt, North Shore Long Island Jewish Medical Center	5.000%	5/1/21	2,500,000	2,894,600
New York, NY, GO	5.000%	8/1/21	20,000,000	24,736,800
Port Authority of New York & New Jersey, Special Obligation Revenue, JFK International Air Terminal LLC	5.000%	12/1/20	4,000,000	4,529,160
Triborough Bridge & Tunnel Authority, NY, Revenue	5.000%	11/15/28	3,000,000	3,511,530
Troy, NY, Capital Resource Corp. Revenue, Rensselaer Polytechnical Institute	5.000%	9/1/30	3,000,000	3,353,700
Total New York				179,455,219
North Carolina — 1.4%
Charlotte-Mecklenburg Hospital Authority, NC, Health Care System Revenue, Carolinas Healthcare	5.000%	1/15/26	2,000,000	2,231,080
North Carolina Eastern Municipal Power Agency, Power Systems Revenue	5.000%	1/1/26	25,250,000	28,506,492
North Carolina Turnpike Authority, Triangle Expressway System Revenue:
Assured Guaranty	5.250%	1/1/25	7,000,000	8,145,970
Assured Guaranty	5.375%	1/1/26	4,590,000	5,350,655
Total North Carolina				44,234,197
Ohio — 3.3%
Jackson, OH, Local School District, Stark & Summit Counties, AGM	5.000%	12/1/18	1,240,000	1,312,850

See Notes to Financial Statements.

22	Western Asset Intermediate-Term Municipals Fund 2013 Annual Report

Schedule of investments (cont’d)

March 31, 2013

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Ohio — continued
JobsOhio Beverage System Statewide Liquor Profits Revenue	5.000%	1/1/20	$5,500,000	$6,659,565
JobsOhio Beverage System Statewide Liquor Profits Revenue	5.000%	1/1/21	2,400,000	2,927,592
JobsOhio Beverage System Statewide Liquor Profits Revenue	5.000%	1/1/22	2,500,000	3,060,675
Ohio State Air Quality Development Authority Revenue:
FirstEnergy Generation Corp.	5.625%	6/1/18	20,000,000	23,165,400
FirstEnergy Generation Corp.	5.700%	8/1/20	9,000,000	10,757,430
FirstEnergy Nuclear Generation Corp.	5.750%	6/1/16	7,500,000	8,366,925	(b)(c)
Ohio State Department of Administrative Services, COP, Administrative Knowledge System, NATL	5.000%	9/1/16	500,000	539,645
Ohio State Water Development Authority, Pollution Control Facilities Revenue, FirstEnergy Nuclear Generation Corp.	3.375%	7/1/15	44,150,000	45,810,481	(b)(c)
Total Ohio				102,600,563
Oklahoma — 0.6%
Oklahoma State Development Finance Authority Revenue:
St. John Health System Inc.	5.000%	2/15/22	5,420,000	6,501,019
St. John Health System Inc.	5.000%	2/15/23	5,700,000	6,722,523
St. John Health System Inc.	5.000%	2/15/24	5,990,000	6,916,413
Total Oklahoma				20,139,955
Oregon — 0.4%
Oregon State Department of Administrative Services, COP	5.000%	5/1/29	2,250,000	2,494,305
Oregon State Facilities Authority Revenue, Legacy Health System Project	5.250%	5/1/20	5,000,000	6,008,900
Portland, OR, River District Urban Renewal & Redevelopment	5.000%	6/15/22	1,000,000	1,184,430
Portland, OR, River District Urban Renewal & Redevelopment	5.000%	6/15/23	750,000	882,975
Portland, OR, River District Urban Renewal & Redevelopment	5.000%	6/15/27	1,465,000	1,651,245
Total Oregon				12,221,855
Pennsylvania — 4.6%
Adams County, PA, IDA Revenue, Gettysburg College	5.875%	8/15/21	1,000,000	1,013,380
Beaver County, PA, IDA, PCR, FirstEnergy Nuclear Generation Corp.	3.375%	7/1/15	33,200,000	34,448,652	(b)(c)
Berks County, PA, Municipal Authority Revenue, Reading Hospital Medical Center	1.620%	7/1/22	10,000,000	10,133,700	(b)(c)

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2013 Annual Report	23

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — continued
Delaware River Port Authority, PA, Revenue:
Port District Project	5.000%	1/1/20	$4,880,000	$5,662,606
Port District Project	5.000%	1/1/23	4,850,000	5,664,121
Montgomery County, PA, Higher Education & Health Authority, Hospital Revenue, Abington Memorial Hospital	5.000%	6/1/25	11,000,000	12,248,390
Montgomery County, PA, IDA Revenue:
New Regional Medical Center Project, FHA	5.000%	8/1/24	5,980,000	6,786,522
New Regional Medical Center Project, FHA	5.750%	8/1/30	3,000,000	3,312,360
Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue, PPL Energy Supply LLC	3.000%	9/1/15	25,000,000	25,999,500	(b)
Pennsylvania Economic Development Financing Authority, Sewer Sludge Disposal Revenue:
Philadelphia Biosolids Facility	5.000%	1/1/15	1,560,000	1,641,448
Philadelphia Biosolids Facility	5.375%	1/1/17	2,385,000	2,638,454
Pennsylvania State Department of General Services, COP, AGM	5.250%	5/1/16	2,000,000	2,006,660
Pennsylvania State Higher EFA Revenue, University of Pittsburgh Medical Center	5.000%	5/15/31	9,200,000	10,153,764
Pennsylvania State Public School Building Authority Lease Revenue, Philadelphia School District Project, AGM	5.000%	6/1/27	10,000,000	11,269,200
Pennsylvania State Turnpike Commission	5.250%	12/1/31	6,750,000	7,685,145
Southcentral, PA, General Authority Revenue, Hanover Hospital Inc., Radian	5.500%	12/1/18	1,445,000	1,450,809
West View, PA, Municipal Authority	9.500%	11/15/14	405,000	451,980	(f)
Total Pennsylvania				142,566,691
Puerto Rico — 4.5%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue	5.500%	7/1/28	28,395,000	28,305,272
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue	5.250%	7/1/29	15,000,000	14,536,650
Puerto Rico Commonwealth, GO, Public Improvement	5.250%	7/1/23	21,315,000	22,006,672
Puerto Rico Electric Power Authority Revenue	5.250%	7/1/27	15,000,000	15,007,650
Puerto Rico Electric Power Authority, Power Revenue	5.250%	7/1/23	24,145,000	25,085,689
Puerto Rico Electric Power Authority, Power Revenue	5.250%	7/1/24	26,555,000	27,293,229
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/22	6,000,000	7,032,600
Total Puerto Rico				139,267,762

See Notes to Financial Statements.

24	Western Asset Intermediate-Term Municipals Fund 2013 Annual Report

Schedule of investments (cont’d)

March 31, 2013

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Rhode Island — 0.1%
Providence, RI, Public Building Authority, General Revenue, NATL	5.375%	12/15/21	$1,000,000	$1,001,180
Woonsocket, RI, GO, FGIC	5.375%	10/1/20	2,000,000	1,940,660
Total Rhode Island				2,941,840
South Carolina — 0.1%
South Carolina Jobs, EDA, Hospital Revenue, Anmed Health	5.000%	2/1/22	2,355,000	2,638,448
Tennessee — 3.9%
Clarksville, TN, Natural Gas Acquisition Corp., Gas Revenue	5.000%	12/15/17	2,000,000	2,255,360
Memphis-Shelby County, TN, Airport Authority Revenue	5.000%	7/1/19	2,960,000	3,501,650	(e)
Memphis-Shelby County, TN, Airport Authority Revenue	5.000%	7/1/20	6,390,000	7,581,927	(e)
Memphis-Shelby County, TN, Airport Authority Revenue	5.000%	7/1/21	4,795,000	5,624,439	(e)
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/19	8,260,000	9,576,479
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/20	31,000,000	36,095,780
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/23	15,000,000	17,458,500
Tennessee Energy Acquisition Corp., Gas Revenue	5.000%	2/1/24	25,000,000	28,234,000
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/24	6,865,000	8,008,160
Tennessee Housing Development Agency	5.000%	7/1/23	2,795,000	2,921,837	(e)
Total Tennessee				121,258,132
Texas — 10.1%
Austin, TX Electric Utility System Revenue, Refunding, AMBAC	5.500%	11/15/13	2,000,000	2,063,760
Galveston, TX, Wharves & Terminal Revenue	5.000%	2/1/22	2,055,000	2,282,201
Galveston, TX, Wharves & Terminal Revenue	5.000%	2/1/26	2,000,000	2,161,080
Gulf Coast, TX, IDA Revenue, Citgo Petroleum Corp. Project	4.875%	5/1/25	3,000,000	3,079,140	(e)
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue:
Memorial Hermann Healthcare Systems	0.710%	6/1/18	1,000,000	1,000,000	(b)
Memorial Hermann Healthcare Systems	0.810%	6/1/19	2,250,000	2,250,247	(b)
Memorial Hermann Healthcare Systems	0.860%	6/1/20	2,000,000	2,000,380	(b)
Memorial Hermann Healthcare Systems	0.940%	6/1/21	3,710,000	3,710,779	(b)
Harris County, TX, Cultural Education Facilities Finance Corp., Medical Facilities Revenue, Baylor College of Medicine	5.375%	11/15/28	11,000,000	12,505,240
Harris County, TX, GO, Capital Appreciation, Refunding, Permanent Improvement, NATL	0.000%	10/1/17	1,000,000	951,040

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2013 Annual Report	25

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Harris County, TX, Houston Sports Authority Revenue	5.250%	11/15/16	$1,125,000	$1,126,823
Harris County, TX, Houston Sports Authority Revenue, NATL	5.750%	11/15/19	3,000,000	3,004,260
Harris County, TX, Industrial Development Corp., Solid Waste Disposal Revenue, Deer Park Refining Project	4.700%	5/1/18	46,250,000	50,649,762
Harris County, TX, Revenue, Toll Road	0.710%	8/15/15	30,000,000	30,033,300	(b)(c)
Houston, TX, Airport Systems Revenue:
Senior Lien	5.000%	7/1/26	8,215,000	9,361,321
Senior Lien	5.125%	7/1/27	11,180,000	12,707,859
Limestone County, TX, Public Facility Corp. Revenue, County Jail Project	5.000%	11/1/19	2,865,000	2,999,512
Love Field, TX, Airport Modernization Corp., Special Facilities Revenue:
Southwest Airlines Co. Project	5.000%	11/1/20	3,700,000	4,158,171	(e)
Southwest Airlines Co. Project	5.000%	11/1/21	8,780,000	9,886,982	(e)
Southwest Airlines Co. Project	5.000%	11/1/22	2,205,000	2,500,933	(e)
Mission, TX, Economic Development Corp., Solid Waste Disposal Revenue, Republic Services Inc. Project	0.600%	5/1/13	21,600,000	21,600,432	(b)(c)(e)
North Forest ISD, ACA	6.500%	8/15/17	1,230,000	1,181,686
North Texas Tollway Authority Revenue, NATL	5.125%	1/1/28	18,000,000	20,075,220
Panhandle, TX, Regional Housing Finance, GNMA-Collateralized	6.500%	7/20/21	629,000	660,966
SA Energy Acquisition, PFC, TX, Gas Supply Revenue	5.500%	8/1/21	2,000,000	2,333,860
Sabine River Authority, Texas PCR, Southwestern Electric Power Co., NATL	4.950%	3/1/18	13,000,000	14,565,200
Tarrant County, TX, Health Facilities Development Corp., Health System Revenue, Original Issue Discount, FGIC	5.000%	9/1/15	1,105,000	1,163,008	(f)
Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue	5.625%	12/15/17	8,820,000	9,823,363
Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue	5.250%	12/15/18	3,650,000	4,273,055
Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue	6.250%	12/15/26	39,270,000	50,841,298
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue	5.000%	12/15/18	4,000,000	4,523,480
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue	5.000%	12/15/19	5,000,000	5,713,500
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue	5.000%	12/15/20	5,750,000	6,480,422

See Notes to Financial Statements.

26	Western Asset Intermediate-Term Municipals Fund 2013 Annual Report

Schedule of investments (cont’d)

March 31, 2013

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue	5.000%	12/15/23	$9,000,000	$10,086,120
Total Texas				311,754,400
U.S. Virgin Islands — 0.7%
Virgin Islands Public Finance Authority Revenue:
Matching Fund Loan	5.000%	10/1/25	3,560,000	3,956,442
Matching Fund Loan	6.625%	10/1/29	5,000,000	5,731,850
Senior Lien	5.000%	10/1/25	11,000,000	12,145,980
Total U.S. Virgin Islands				21,834,272
Utah — 0.0%
Provo, UT, Electric Revenue	10.125%	4/1/15	270,000	296,287	(f)
Provo, UT, Electric Revenue:
AMBAC	10.375%	9/15/15	5,000	5,679	(f)
NATL	10.125%	4/1/15	295,000	323,722	(f)
Total Utah				625,688
Vermont — 0.7%
Vermont State Student Assistance Corp., Education Loan Revenue, Vermont Student Assistance Corporation	1.784%	6/1/22	20,750,000	20,853,542	(b)(e)
Virginia — 1.0%
Henrico County, VA, EDA Revenue, Bon Secours Health Systems Inc.	5.000%	11/1/30	3,250,000	3,582,507
Pittsylvania County, VA, GO	5.600%	2/1/25	1,330,000	1,558,547
Virginia State Resources Authority Infrastructure Revenue, Senior, Pooled Financing Program	5.000%	11/1/19	1,175,000	1,382,482
Virginia State Small Business Financing Authority Revenue:
Elizabeth River Crossings OpCo LLC Project	5.000%	1/1/24	1,760,000	1,908,949	(e)
Elizabeth River Crossings OpCo LLC Project	5.000%	7/1/24	2,900,000	3,145,427	(e)
Elizabeth River Crossings OpCo LLC Project	5.000%	7/1/25	3,875,000	4,190,425	(e)
Elizabeth River Crossings OpCo LLC Project	5.000%	1/1/26	3,290,000	3,544,613	(e)
Elizabeth River Crossings OpCo LLC Project	5.000%	7/1/26	4,700,000	5,063,733	(e)
Washington County, VA, IDA Hospital Facilities Revenue, Mountain States Health Alliance	7.250%	7/1/19	5,660,000	6,455,117
Total Virginia				30,831,800
Washington — 1.1%
King County, WA, Public Hospital District, GO	5.250%	12/1/28	6,725,000	7,521,711
Port of Seattle, WA, Revenue	5.000%	9/1/21	2,000,000	2,434,680	(e)
Port of Seattle, WA, Revenue	5.000%	9/1/22	2,685,000	3,209,273	(e)

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2013 Annual Report	27

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Washington — continued
Port of Seattle, WA, Revenue	5.000%	9/1/23	$2,500,000	$2,950,625	(e)
Port of Seattle, WA, Revenue	5.000%	9/1/24	2,300,000	2,689,942	(e)
Washington State Health Care Facilities Authority Revenue:
Central Washington Health Services Association	6.750%	7/1/29	7,080,000	8,355,816
Multicare Health System	5.750%	8/15/29	3,000,000	3,450,390
Providence Health & Services	5.000%	10/1/21	2,000,000	2,367,080	(b)(c)
Total Washington				32,979,517
West Virginia — 0.7%
West Virginia Higher Education Policy Commission Revenue, Higher Education Facilities	5.000%	4/1/26	6,440,000	7,431,567
West Virginia State Hospital Finance Authority Revenue, AGM	5.375%	6/1/28	6,000,000	6,743,280
West Virginia State Hospital Finance Authority, Hospital Revenue, United Health Systems	5.250%	6/1/29	5,785,000	6,228,420
Total West Virginia				20,403,267
Wisconsin — 0.9%
Milwaukee County, WI, Airport Revenue	5.000%	12/1/20	1,425,000	1,667,079	(e)
Milwaukee County, WI, Airport Revenue	4.000%	12/1/21	1,700,000	1,843,582	(e)
Milwaukee County, WI, Airport Revenue	5.000%	12/1/22	1,345,000	1,527,126	(e)
Milwaukee County, WI, Airport Revenue	5.000%	12/1/23	1,000,000	1,122,470	(e)
Sheboygan, WI, PCR, Wisconsin Power Convention, FGIC	5.000%	9/1/15	4,000,000	4,280,040
Wisconsin State General Fund Annual Appropriation Revenue	5.375%	5/1/25	10,000,000	12,036,500
Wisconsin State HEFA Revenue, Children’s Hospital	5.500%	8/15/29	5,950,000	6,934,904
Total Wisconsin				29,411,701
Wyoming — 0.5%
Sweetwater County, WY, PCR, Idaho Power Co. Project	5.250%	7/15/26	14,000,000	15,542,240
Total Municipal Bonds (Cost — $2,665,719,213)				2,917,174,608

			Shares
Statutory Trust Certificates — 0.0%
CMS Liquidating Trust (Cost — $989,420)			200	640,000
Total Investments before Short-Term Investments (Cost — $2,666,708,633)				2,917,814,608

See Notes to Financial Statements.

28	Western Asset Intermediate-Term Municipals Fund 2013 Annual Report

Schedule of investments (cont’d)

March 31, 2013

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 4.9%
California — 0.1%
ABAG Finance Authority for Nonprofit Corp., CA, Revenue, On Lok Senior Health Services, LOC-Wells Fargo Bank N.A.	0.110%	8/1/38	$1,200,000	$1,200,000	(i)(j)
California Health Facilities Financing Authority Revenue, Catholic Healthcare West, NATL, LOC-JPMorgan Chase	0.100%	7/1/16	1,000,000	1,000,000	(i)(j)
Total California				2,200,000
Florida — 0.2%
Miami-Dade County, FL, Professional Sports Franchise Facilities Tax Revenue, LOC-Wells Fargo Bank N.A.	0.140%	10/1/48	500,000	500,000	(i)(j)
Orlando & Orange County, FL, Expressway Authority Revenue, LOC-SunTrust Bank	0.190%	7/1/40	6,475,000	6,475,000	(i)(j)
Total Florida				6,975,000
Georgia — 0.1%
Athens-Clarke County, GA, Unified Government Development Authority Revenue, University of Georgia Athletic Association Inc., LOC-Wells Fargo Bank N.A.	0.140%	7/1/35	100,000	100,000	(i)(j)
Private Colleges & Universities Authority, GA, Educational Facilities Revenue, Agnes Scott College, LOC-Wells Fargo Bank N.A.	0.140%	6/1/23	1,350,000	1,350,000	(i)(j)
Total Georgia				1,450,000
Maryland — 0.1%
Montgomery County, MD, Housing Opportunities Commission, Multi-Family Revenue, Housing Oak Mill II Apartments, LOC-Bank of America N.A.	0.160%	5/1/26	2,200,000	2,200,000	(i)(j)
New York — 3.1%
New York City, NY, GO:
LIQ-Dexia Credit Local	0.220%	4/1/35	6,700,000	6,700,000	(i)(j)
SPA-Dexia Credit Local	0.200%	8/1/28	12,525,000	12,525,000	(i)(j)
New York City, NY, Municipal Water Finance Authority, SPA-Dexia Credit Local	0.200%	6/15/32	42,800,000	42,800,000	(i)(j)
New York City, NY, TFA Revenue:
Future Tax Secured, SPA-Dexia Credit Local	0.180%	8/1/31	2,000,000	2,000,000	(i)(j)
New York City Recovery Project Revenue, Subordinated, LIQ-Dexia Credit Local	0.200%	11/1/22	10,300,000	10,300,000	(i)(j)
New York State Housing Finance Agency Revenue, Gotham West Housing, LOC-Wells Fargo Bank N.A.	0.120%	5/1/45	17,200,000	17,200,000	(i)(j)
New York, NY, GO, Subordinated, LOC-Dexia Credit Local	0.200%	3/1/34	2,715,000	2,715,000	(i)(j)
Total New York				94,240,000

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2013 Annual Report	29

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
North Carolina — 0.1%
Guilford County, NC, GO, SPA-Wells Fargo Bank N.A.	0.130%	3/1/25	$2,500,000	$2,500,000	(i)(j)
Ohio — 0.0%
Ohio State Housing Finance Agency, Residential Mortgage Revenue, Mortgage-Backed Securities, SPA-Wells Fargo Bank N.A.	0.170%	9/1/36	1,100,000	1,100,000	(e)(i)(j)
Pennsylvania — 0.5%
Delaware County Authority, PA:
White Horse Village Inc. Project, LOC-Citizens Bank N.A.	0.190%	7/1/36	3,805,000	3,805,000	(i)(j)
White Horse Village Inc. Project, LOC-Citizens Bank of Pennsylvania	0.190%	7/1/36	1,200,000	1,200,000	(i)(j)
Montgomery County, PA, IDA Revenue, LaSalle College, LOC-PNC Bank N.A.	0.120%	11/1/37	7,300,000	7,300,000	(i)(j)
Pennsylvania State Higher EFA Revenue, Multi-Modal, Drexel University, LOC-Wells Fargo Bank N.A.	0.140%	5/1/37	1,410,000	1,410,000	(i)(j)
Pennsylvania State Turnpike Commission, Registration Fee Revenue, Refunding, AGM, SPA-JPMorgan Chase	0.300%	7/15/41	2,500,000	2,500,000	(i)(j)
Total Pennsylvania				16,215,000
South Carolina — 0.0%
University of South Carolina, School of Medicine, Education Trust Revenue Healthcare Facilities, LOC-Wells Fargo Bank N.A.	0.140%	9/1/25	1,100,000	1,100,000	(i)(j)
Texas — 0.3%
Rockwall, TX, ISD, GO, School Building, PSFG, SPA-Dexia Credit Local	0.190%	8/1/37	9,075,000	9,075,000	(i)(j)
Virginia — 0.4%
Virginia Small Business Financing Authority, Hospital Revenue, Carilion Clinic Obligation, SPA-Wells Fargo Bank N.A.	0.150%	7/1/42	12,900,000	12,900,000	(i)(j)
Total Short-Term Investments (Cost — $149,955,000)				149,955,000
Total Investments — 99.0% (Cost — $2,816,663,633#)				3,067,769,608
Other Assets in Excess of Liabilities — 1.0%				32,538,217
Total Net Assets — 100.0%				$3,100,307,825

(a)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Maturity date shown represents the mandatory tender date.

(d)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(e)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

See Notes to Financial Statements.

30	Western Asset Intermediate-Term Municipals Fund 2013 Annual Report

Schedule of investments (cont’d)

March 31, 2013

Western Asset Intermediate-Term Municipals Fund

(f)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(g)	The maturity principal is currently in default as of March 31, 2013.

(h)	The coupon payment on these securities is currently in default as of March 31, 2013.

(i)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(j)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is $2,815,273,553.

Abbreviations used in this schedule :
ABAG	— Association of Bay Area Governments
ACA	— American Capital Assurance — Insured Bonds
AGC	— Assured Guaranty Corporation — Insured Bonds
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
CDA	— Communities Development Authority
COP	— Certificates of Participation
EDA	— Economic Development Authority
EDC	— Economic Development Corporation
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company — Insured Bonds
FHA	— Federal Housing Administration
GNMA	— Government National Mortgage Association
GO	— General Obligation
HEFA	— Health & Educational Facilities Authority
IBC	— Insured Bond Certificates
IDA	— Industrial Development Authority
INDLC	— Industrial Indemnity Company — Insured Bonds
ISD	— Independent School District
LIQ	— Liquidity Facility
LOC	— Letter of Credit
MFH	— Multi-Family Housing
MTA	— Metropolitan Transportation Authority
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PCFA	— Pollution Control Financing Authority
PCR	— Pollution Control Revenue
PFC	— Public Facilities Corporation
PSFG	— Permanent School Fund Guaranty
Radian	— Radian Asset Assurance — Insured Bonds
SPA	— Standby Bond Purchase Agreement — Insured Bonds
TFA	— Transitional Finance Authority

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2013 Annual Report	31

Western Asset Intermediate-Term Municipals Fund

Summary of Investments by Industry† (unaudited)
Industrial revenue	22.5%
Transportation	18.3
Health care	15.4
Special tax obligation	7.4
Power	7.0
Education	5.5
Water & sewer	5.3
Local general obligation	3.1
Other	3.1
State general obligation	2.9
Leasing	2.5
Solid Waste/resource recovery	1.1
Pre-Refunded/escrowed to maturity	0.6
Housing	0.4
Statutory trust certificates	0.0 ††
Short-term investments	4.9
100.0%

†	As a percentage of total investments. Please note that Fund holdings are as of March 31, 2013 and are subject to change.

††	Represents less than 0.1%.

Ratings table* (unaudited)
Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	0.6%
AA/Aa	27.5
A	45.4
BBB/Baa	20.1
BB/Ba	0.6
B/B	0.7
A-1/VMIG 1	4.9
NR	0.2
100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

See Notes to Financial Statements.

32	Western Asset Intermediate-Term Municipals Fund 2013 Annual Report

Statement of assets and liabilities

March 31, 2013

Assets:
Investments, at value (Cost — $2,816,663,633)	$3,067,769,608
Cash	24,375
Interest receivable	38,094,957
Receivable for Fund shares sold	7,098,201
Receivable for securities sold	850,002
Receivable from broker — variation margin on open futures contracts	78,563
Prepaid expenses	124,703
Other assets	29,203
Total Assets	3,114,069,612

Liabilities:
Payable for Fund shares repurchased	10,420,535
Investment management fee payable	1,220,753
Service and/or distribution fees payable	881,761
Distributions payable	525,163
Trustees’ fees payable	3,981
Accrued expenses	709,594
Total Liabilities	13,761,787
Total Net Assets	$3,100,307,825

Net Assets:
Par value (Note 7)	$4,557
Paid-in capital in excess of par value	2,928,595,194
Undistributed net investment income	517,662
Accumulated net realized loss on investments and futures contracts	(79,775,106)
Net unrealized appreciation on investments and futures contracts	250,965,518
Total Net Assets	$3,100,307,825

Shares Outstanding:
Class A	223,724,533
Class C	157,885,510
Class I	74,105,146

Net Asset Value:
Class A (and redemption price)	$6.80
Class C (and redemption price)	$6.81
Class I (and redemption price)	$6.80
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$6.96

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2013 Annual Report	33

Statement of operations

For the Year Ended March 31, 2013

Investment Income:
Interest	$118,488,032

Expenses:
Investment management fee (Note 2)	15,241,286
Service and/or distribution fees (Notes 2 and 5)	9,687,631
Transfer agent fees (Note 5)	1,360,320
Fund accounting fees	227,923
Legal fees	204,054
Registration fees	168,069
Audit and tax	59,702
Insurance	54,764
Shareholder reports	54,747
Trustees’ fees	48,946
Custody fees	14,037
Miscellaneous expenses	17,354
Total Expenses	27,138,833
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(149,537)
Net Expenses	26,989,296
Net Investment Income	91,498,736

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions	(1,568,254)
Futures contracts	(6,738,797)
Net Realized Loss	(8,307,051)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	69,525,182
Futures contracts	(140,457)
Change in Net Unrealized Appreciation (Depreciation) from Investments	69,384,725
Net Gain on Investments and Futures Contracts	61,077,674
Increase in Net Assets from Operations	$152,576,410

See Notes to Financial Statements.

34	Western Asset Intermediate-Term Municipals Fund 2013 Annual Report

Statements of changes in net assets

For the Years Ended March 31,	2013	2012

Operations:
Net investment income	$91,498,736	$87,602,540
Net realized gain (loss)	(8,307,051)	5,968,710
Change in net unrealized appreciation (depreciation)	69,384,725	192,478,151
Increase in Net Assets From Operations	152,576,410	286,049,401

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(91,002,174)	(87,047,399)
Decrease in Net Assets From Distributions to Shareholders	(91,002,174)	(87,047,399)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	1,259,019,234	1,154,609,672
Reinvestment of distributions	84,947,855	81,274,820
Cost of shares repurchased	(1,119,571,018)	(951,231,072)
Increase in Net Assets From Fund Share Transactions	224,396,071	284,653,420
Increase in Net Assets	285,970,307	483,655,422

Net Assets:
Beginning of year	2,814,337,518	2,330,682,096
End of year*	$3,100,307,825	$2,814,337,518
* Includes undistributed net investment income of:	$517,662	$517,664

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2013 Annual Report	35

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class A Shares[1]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$6.65	$6.14	$6.41	$5.98	$6.32

Income (loss) from operations:
Net investment income	0.21	0.24	0.25	0.26	0.27
Net realized and unrealized gain (loss)	0.15	0.51	(0.27)	0.43	(0.34)
Total income (loss) from operations	0.36	0.75	(0.02)	0.69	(0.07)

Less distributions from:
Net investment income	(0.21)	(0.24)	(0.25)	(0.26)	(0.27)
Total distributions	(0.21)	(0.24)	(0.25)	(0.26)	(0.27)

Net asset value, end of year	$6.80	$6.65	$6.14	$6.41	$5.98
Total return[2]	5.52%	12.36%	(0.31)%	11.75%	(1.13)%

Net assets, end of year (millions)	$1,521	$1,300	$1,208	$1,026	$604

Ratios to average net assets:
Gross expenses	0.73%	0.72%	0.72%	0.70%	0.68%
Net expenses[3]	0.73	0.72	0.72	0.70	0.68
Net investment income	3.16	3.71	4.00	4.18	4.39

Portfolio turnover rate	7%	15%	25%	14%	19%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

36	Western Asset Intermediate-Term Municipals Fund 2013 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class C Shares[1]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$6.66	$6.15	$6.42	$5.99	$6.32

Income (loss) from operations:
Net investment income	0.17	0.20	0.22	0.22	0.23
Net realized and unrealized gain (loss)	0.15	0.51	(0.27)	0.43	(0.33)
Total income (loss) from operations	0.32	0.71	(0.05)	0.65	(0.10)

Less distributions from:
Net investment income	(0.17)	(0.20)	(0.22)	(0.22)	(0.23)
Total distributions	(0.17)	(0.20)	(0.22)	(0.22)	(0.23)

Net asset value, end of year	$6.81	$6.66	$6.15	$6.42	$5.99
Total return[2]	4.90%	11.68%	(0.89)%	11.06%	(1.58)%

Net assets, end of year (millions)	$1,075	$917	$808	$728	$300

Ratios to average net assets:
Gross expenses	1.31%	1.32%	1.32%	1.31%	1.30%
Net expenses[3]	1.31	1.32	1.32	1.31	1.30
Net investment income	2.57	3.11	3.40	3.56	3.77

Portfolio turnover rate	7%	15%	25%	14%	19%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2013 Annual Report	37

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class I Shares[1]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$6.66	$6.14	$6.41	$5.98	$6.32

Income (loss) from operations:
Net investment income	0.23	0.25	0.26	0.27	0.28
Net realized and unrealized gain (loss)	0.14	0.52	(0.27)	0.43	(0.34)
Total income (loss) from operations	0.37	0.77	(0.01)	0.70	(0.06)

Less distributions from:
Net investment income	(0.23)	(0.25)	(0.26)	(0.27)	(0.28)
Total distributions	(0.23)	(0.25)	(0.26)	(0.27)	(0.28)

Net asset value, end of year	$6.80	$6.66	$6.14	$6.41	$5.98
Total return[2]	5.54%	12.71%	(0.16)%	11.93%	(0.97)%

Net assets, end of year (000s)	$503,867	$597,323	$314,561	$162,572	$22,995

Ratios to average net assets:
Gross expenses	0.58%	0.57%	0.56%	0.54%	0.52%
Net expenses[3]	0.55 [4,5]	0.57 [4]	0.56 [4]	0.54 [4]	0.52
Net investment income	3.34	3.82	4.17	4.29	4.60

Portfolio turnover rate	7%	15%	25%	14%	19%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

38	Western Asset Intermediate-Term Municipals Fund 2013 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Intermediate-Term Municipals Fund (formerly Legg Mason Western Asset Intermediate-Term Municipals Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee,

Western Asset Intermediate-Term Municipals Fund 2013 Annual Report	39

among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

40	Western Asset Intermediate-Term Municipals Fund 2013 Annual Report

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liability carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Municipal bonds†	—	$2,917,174,608	—	$2,917,174,608
Statutory trust certificates	—	640,000	—	640,000
Total long-term investments	—	$2,917,814,608	—	$2,917,814,608
Short-term investments†	—	149,955,000	—	149,955,000
Total investments	—	$3,067,769,608	—	$3,067,769,608

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$140,457	—	—	$140,457

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Securities traded on a when-issued basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Western Asset Intermediate-Term Municipals Fund 2013 Annual Report	41

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute their taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2013, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$21,780,086	$(21,780,086)
(b)	$(496,564)	496,564	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryfoward.

(b)	Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.

42	Western Asset Intermediate-Term Municipals Fund 2013 Annual Report

Notes to financial statements (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. In certain cases, Class A shares have a 0.50% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended March 31, 2013, LMIS and its affiliates received sales charges of $136,228 on sales of the Fund’s Class A shares. In addition, for the year ended March 31, 2013, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$40,494	$202

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the

Western Asset Intermediate-Term Municipals Fund 2013 Annual Report	43

Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of March 31, 2013, the Fund had accrued $1,678 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended March 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$518,458,855
Sales	194,668,894

At March 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$263,385,511
Gross unrealized depreciation	(10,889,456)
Net unrealized appreciation	$252,496,055

At March 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 30-Year Bonds	838	6/13	$120,924,355	$121,064,812	$(140,457)

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at March 31, 2013.

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$140,457

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended March 31, 2013.

44	Western Asset Intermediate-Term Municipals Fund 2013 Annual Report

Notes to financial statements (cont’d)

The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(6,738,797)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(140,457)

During the year ended March 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$1,309,299,438

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.60% of the average daily net assets of Class C shares. Service and distribution fees are accrued daily and paid monthly.

For the year ended March 31, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$2,119,457	$690,462
Class C	7,568,174	354,222
Class I	—	315,636
Total	$9,687,631	$1,360,320

For the year ended March 31, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class C	—
Class I	$149,537
Total	$149,537

Western Asset Intermediate-Term Municipals Fund 2013 Annual Report	45

6. Distributions to shareholders by class

	Year Ended March 31, 2013	Year Ended March 31, 2012
Net Investment Income:
Class A	$44,411,774	$45,666,098
Class C	25,777,577	25,602,687
Class I	20,812,823	15,778,614
Total	$91,002,174	$87,047,399

7. Shares of beneficial interest

At March 31, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended March 31, 2013		Year Ended March 31, 2012
	Shares	Amount	Shares	Amount
Class A
Shares sold	72,224,974	$491,229,119	70,777,600	$456,169,654
Shares issued on reinvestment	6,147,104	41,793,768	6,634,306	42,805,607
Shares repurchased	(49,992,455)	(340,117,985)	(78,952,785)	(507,725,550)
Net increase (decrease)	28,379,623	$192,904,902	(1,540,879)	$(8,750,289)

Class C
Shares sold	63,783,182	$434,524,835	47,704,651	$310,081,353
Shares issued on reinvestment	3,581,471	24,385,654	3,729,607	24,105,703
Shares repurchased	(47,067,844)	(320,399,552)	(45,317,448)	(291,129,408)
Net increase	20,296,809	$138,510,937	6,116,810	$43,057,648

Class I
Shares sold	49,121,363	$333,265,280	59,963,568	$388,358,665
Shares issued on reinvestment	2,762,188	18,768,433	2,213,215	14,363,510
Shares repurchased	(67,533,082)	(459,053,481)	(23,674,999)	(152,376,114)
Net increase (decrease)	(15,649,531)	$(107,019,768)	38,501,784	$250,346,061

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Class A	Class C	Class I
Daily 4/30/2013	$0.017333	$0.018106	$0.014049

46	Western Asset Intermediate-Term Municipals Fund 2013 Annual Report

Notes to financial statements (cont’d)

The tax character of distributions paid during the fiscal years ended March 31, were as follows:

	2013	2012
Distributions Paid From:
Tax-Exempt Income	$91,002,174	$87,002,281
Ordinary Income	—	45,118
Total Distributions Paid	$91,002,174	$87,047,399

As of March 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$605,331
Capital loss carryforward(*)	(81,305,643)
Other book/tax temporary differences(a)	52,788
Unrealized appreciation (depreciation)(b)	252,355,598
Total accumulated earnings (losses) — net	$171,708,074

(*)	As of March 31, 2013, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
No Expiration	$(8,897,975)**
3/31/2014	(4,311,329)
3/31/2015	(283,837)
3/31/2018	(20,981,898)
3/31/2019	(46,830,604)
$(81,305,643)

These amounts will be available to offset any future taxable capital gains.

**	Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the fund’s other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax accretion methods for market discount on fixed income securities.

9. Legal matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the persons who were then the independent trustees of the Subject Trust. The Subject Trust was also named in the complaint as a nominal defendant.

The complaint raised derivative claims on behalf of the Subject Trust and putative class claims against the then independent trustees in connection with the 2005 sale

Western Asset Intermediate-Term Municipals Fund 2013 Annual Report	47

of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleged that the independent trustees had breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or to seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of a putative class of shareholders, the plaintiff alleged that the echo voting provisions applicable to the proxy solicitation process violated the 1940 Act and constituted a breach of fiduciary duty. The relief sought included rescission of the advisory agreement and an award of costs and attorney fees.

In advance of filing the complaint, Plaintiff’s lawyers had made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate those matters raised in the demand, and the expanded set of matters subsequently raised in the complaint. The demand review committee recommended that the action demanded by Plaintiff would not be in the best interests of the Subject Trust. The independent trustees of the Subject Trust considered the committee’s report, adopted the recommendation of the committee, and directed counsel to move to dismiss the complaint.

The Federal district court dismissed the complaint in its entirety in July 2007. In May 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal as to the class claims, and remanded the remaining claim relating to the demand review committee that had examined the derivative claim to the district court with instructions to convert the motion to dismiss into a motion for summary judgment. In July 2012, the district court granted summary judgment in favor of the defendants. In August 2012, Plaintiff filed an appeal, and the matter is now before the U.S. Court of Appeals for the Second Circuit.

48	Western Asset Intermediate-Term Municipals Fund 2013 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, of Western Asset Intermediate-Term Municipals Fund (formerly Legg Mason Western Asset Intermediate-Term Municipals Fund) (the “Fund”), a series of Legg Mason Partners Income Trust, including the schedule of investments, as of March 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Intermediate-Term Municipals Fund as of March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 14, 2013

Western Asset Intermediate-Term Municipals Fund	49

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 5-6, 2012, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Western Asset Intermediate-Term Municipals Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

50	Western Asset Intermediate-Term Municipals Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager’s and the Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as intermediate municipal debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2012 was above the median.

Western Asset Intermediate-Term Municipals Fund	51

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal. The Board noted that the performance of the Fund was satisfactory.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as intermediate municipal debt funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current expense limitation applicable to one of the Fund’s share classes is expected to continue through December 2014.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fee for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

52	Western Asset Intermediate-Term Municipals Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant during the past year. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Fund’s Contractual Management Fee does not have breakpoints.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Western Asset Intermediate-Term Municipals Fund	53

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Intermediate-Term Municipals Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, 49th Floor, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	World Affairs Council (since 2009); Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)
A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

54	Western Asset Intermediate-Term Municipals Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None
Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Advisors, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None
Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None

Western Asset Intermediate-Term Municipals Fund	55

Independent Trustees cont’d
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None
Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986); formerly, Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	Director and Trustee (since 1990) and formerly, Chairman (2005 to 2012) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (since 2006); ICI Executive Committee (since 2011); Chairman of the Independent Directors Council (since 2012)

56	Western Asset Intermediate-Term Municipals Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	Director Emeritus, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); Director, DeVry Inc. (educational services) (since 2012); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)
R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None
Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 162 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of funds in fund complex overseen by Trustee	162
Other board memberships held by Trustee	None

Western Asset Intermediate-Term Municipals Fund	57

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

58	Western Asset Intermediate-Term Municipals Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM (since 2002)
Richard F. Sennett Legg Mason 100 International Drive, 5th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)
James Crowley Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1966
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2010); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2011); formerly, Controller of Security Fair Valuation and Project Management for Legg Mason & Co. or its affiliates (prior to 2010)

Western Asset Intermediate-Term Municipals Fund	59

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

60	Western Asset Intermediate-Term Municipals Fund

Important tax information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended March 31, 2013 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

Western Asset

Intermediate-Term Municipals Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken Chairman

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Intermediate-Term Municipals Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Intermediate-Term Municipals Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Intermediate-Term Municipals Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD2305 5/13 SR13-1909

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending March 31, 2012 and March 31, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $105,100 in 2012 and $108,400 in 2013.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2012 and $0 in 2013.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $12,700 in 2012 and $0 in 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There was no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2012 and 2013; Tax Fees were 100% and 100% for 2012 and 2013; and Other Fees were 100% and 100% for 2012 and 2013.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2013.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. JAY GERKEN
R. Jay Gerken Chief Executive Officer
Legg Mason Partners Income Trust

Date:	May 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer
Legg Mason Partners Income Trust

Date:	May 24, 2013

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer
Legg Mason Partners Income Trust

Date:	May 24, 2013